                             [LOGO OF HANSBERGER]

                                                   -------------------
                                                       Hansberger
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                                                      Institutional
                                                         Series
                                                   -------------------

                              ANNUAL REPORT
                              December 31, 1999

                              International Fund

                              Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Fund
Emerging Markets Fund

February 15, 2000

Dear Fellow Shareholder:

  We are pleased to present the performance results of your Fund during 1999 and our investment review and outlook. Our value oriented discipline generated positive results, but generally lagged momentum/growth styles; performances over the last year. This was particularly evident in the final quarter given the tremendous performance of the technology and telecom sector, which grew to account for 31% for the World index at the end of the year. Calendar year 1999 marked the first year since 1994 that international stocks, as represented by the MSCI EAFE index, outperformed the MSCI USA Index.

  However, masked beneath 1999's strong market returns was a profound narrowness in which a small number of large-cap stocks (primarily in the technology and telecommunications sectors) generated the overwhelming majority of many stock markets' returns. This narrow market leadership does not appear to be sustainable given the existing stock valuations and growth prospects for many of these companies. Accordingly, we continue to believe that the re-emergence of fundamental considerations will result in a normalization of the extreme valuation disparities that have emerged globally. Although earnings momentum remains strong for many telecommunications companies, timely investment opportunities also exist in many cyclical companies in Europe and financial stocks in Asia. We are particularly encouraged by the unique combination of attractive valuations and earnings momentum that is emerging in Asia and Japan,where economies appear to have bottomed. Opportunities in Europe remain plentiful and the two-tiered nature of North American equities presents unique risks and opportunities. Aside from the lofty valuations of many large-cap "growth" companies, compelling investment opportunities have been increasingly arising among mid-cap companies and companies that temporarily disappoint Wall Street's growth expectations.

  Perspectives on the major regions of the world follow, but it is increasingly important to view the investment landscape from a global industry perspective. Among the key global investment themes that have emerged are the public's enthusiasm about technology companies, the rapid development of telecommunications, and the recovery in overly depressed commodity sensitive industries and capital goods sectors. Much of the concentration in global equity performance during 1999, as well as the meteoric rise in Internet stock prices, is predicated upon the opportunities arising from what is commonly referred to as a paradigm shift to a "new economy" in which the rapid introduction of new technologies is advancing our efficiency and productivity at an unprecedented pace. We are excited about these new technologies, but we believe that there is a disconnect between many companies' valuations and their ability to generate economic profits during the coming years. Although, in our opinion, some of these companies deserve premium valuations and some may ultimately generate earnings to justify their valuations, the vast majority of companies' valuations may be unjustified.

  We recognize the extraordinary power of the Internet, but we also recognize the sometimes-unrealistic behavior of stock prices during prior introduction of new technologies. Looking back to the introduction of railroads, electricity, automobiles, and the early days of the PC we see similar parallels. Most of the PC and technology companies in arguably the first modern technology bull market of 1981-84 traded at extreme multiples, but most do not even exist today. Yes, the new technologies will have an enormous impact, but picking the winners will not be as easy as most think; or as Warren Buffet says "don't confuse industry prospects with investment merit." Many of the market's favorite Internet stocks operate in sectors that have few barriers to entry, have a virtually zero cost or capital and that are encountering increasing and aggressive competition from formidable, more traditional, competitors. We continue to believe that the greatest economic beneficiaries of the "new economy" are the consumers (both individual consumers and business consumers) of this technology. Consider your experiences in buying PCs or handheld PCs during recent years. Economic beneficiaries of the new economy exist in every country and in every industry. Lawrence Bossidy, Chairman of Honeywell International, expects 50% of Honeywell's transactions to be conducted over the web within 3-5 years, possibly trimming as much as $1 billion in costs. Jack Welch, Chairman of GE, is demanding that suppliers transact business over the Internet if they want to do business with GE. The benefits of technology will be far reaching, but it appears as if the market is mispricing the various economic beneficiaries of the new economy.

  The Telecommunications industry has been in vogue, and deservedly so. As the "plumbing for the Internet," the industry is undergoing rapid transformation while providing valuable products and generating tangible cash flow. Although valuations have become stretched in certain areas and stocks might be overdue for a temporary setback, we remain committed to several core telecom stocks globally. The rapid development of wireless and data communication as well as industry consolidation and the integration of telecommunication, the Internet, and media industries provide an exciting investment landscape. The telecom industry provides a good example of the impact of advances in the new economy; according to the Economist Intelligence Unit, the cost of transferring one terabyte of data (equivalent to 1 trillion characters) around the world will fall from over $80,000 in 1998 to just a few dollars in 2003 as new technology allows a single fiber to carry more than 1.6 terabytes, meaning massive capacity and plummeting costs. Data applications will proliferate and will overtake voice demand in telecommunications and mobile phones will outnumber PC's in accessing the Internet.

  Although most commodity prices remain below normal levels, the recovery from overly depressed levels in late 1998/early 1999 has coincided with strong gains in many commodity sensitive stocks. Although profit taking is justified in many industry participants, we remain encouraged about further upside in selective investments based upon 1) depressed valuations 2) improving earnings prospects, 3) improving supply-side dynamics, and 4) strengthening global demand. Similar considerations, particularly the recovering economic condition in the core European countries contributes to our interest in opportunities within the cyclical industry groups of Europe. Oil, which moved from decade lows to highs during the year, was up 112% in 1999 and is now trading above what we consider normalized levels.

North America

  Fundamental value-oriented investors in US equities have certainly faced a difficult environment during recent years where stock price performance has ignored traditional measures of valuation. A study by Michael Goldstein, Investment Strategist at Sanford Bernstein & Co., identified that one of the best performing investment strategies in the US during the last year was simply to follow the price momentum trend, buying those stocks that had been the best performing stocks during the prior month, regardless of fundamentals or valuations. The sustainability of this trend is questionable in our view. Although the rapid growth in sales and earnings among many NASDAQ 100 companies has overshadowed investors' attention to valuations, it is probable in our view that the momentum of this growth could slow, particularly relative to the magnitude of upward earnings revisions and momentum that is emerging among certain out-of-favor sectors as well as in many overseas markets. As investors increasingly look beyond the technology sector, we are confident that many of the existing valuation disparities will adjust appropriately and to the benefit of fundamental value investors.

  The Nasdaq turned in the best annual performance of any US stock market index in history, with over half of the 85.6% gain coming in the last two months of the year, and with 1999 marking the fifth year that US stocks have posted double digit returns. High stock valuations in the face of rising interest rates suggest that a degree of vulnerability exists for the broad US markets, particularly the high P/E multiple stocks that led the market in 1999. With the S&P 500 trading at over 33x trailing earnings, and many of the market's favorites trading at more than twice that level, we are clearly more interested in investment opportunities overseas. Although the S&P 500 staged a dramatic recovery during the fourth quarter, extreme divergences that have developed within the market continued. However, evidence of the bifurcated US market is apparent in that one half of the NASDAQ stocks are more than 40% below their previous heights with similar trends within the broad NYSE composite. This divergence is presenting heightened risk for some stocks while presenting opportunities for patient investors in out of favor sectors or in stocks that temporarily disappoint Wall Street's growth expectations.

Japan

  Japanese stocks are at an exciting inflection point as we enter the new millennium. Whereas US equities are trading at 5x book value during the 7th year of economic expansion with peak corporate profitability (15%) average
ROE), Japanese stocks are trading on average at 2x book at what we believe is the trough of a 10 year recession where average corporate return on equity is approximately 2%. Value has gradually evolved in Japan, but the catalysts for this value to be realized have only recently emerged. Merger and Acquisition (M&A) activity has increased 343% this year to $78 billion dollars primarily in response to deregulation and rising foreign interest. Cross-border M&A activity amounted to $24.2 billion, thus presenting enormous and unprecedented pressure on Japanese companies to focus on global competitiveness and profitability. We are encouraged by corporate and balance sheet restructuring opportunities driven by increased foreign competition, the onset of consolidated accounting, and the unwinding of cross shareholdings. Many of our Japanese investments are domestic-oriented companies with excessive net cash or latent assets on the balance sheet. The emergence of M&A, share buybacks, special dividends, and improved financial management should result in value creation for investors during the next several years. Interestingly, the tech frenzy is not lost in Japan where Daiwa Securities' 0101 ( referring to computer bits) Fund, which opened in September, is now the second largest stock fund in Japan with (Yen)320 billion yen ($3.1 billion) in assets. Another potentially powerful catalyst is the maturing of over (Yen)100 trillion ($975 billion) in relatively high-yield (5-6%) postal savings deposits over the next two years. Some of this money will likely find its way into the stock market and mutual funds in search of higher returns as reinvestment are on the order of 0.3%.

  Reform in the financial sector continues to present attractive opportunities for long-term investors. The government's recapitalization program arrived long overdue, but it has spawned a rapid transformation of the banking sector. Consolidation has proceeded at a swift pace and the recovery in the stock market has provided a further boost to the banks given their substantial share portfolios. Daichi Kangyo Bank, Fuji Bank, and IBJ Bank, and Sumitomo Bank and Sakura Bank, respectively, are merging to form two of the world's largest banking groups. Further reflecting the rapid and meaningful evolution of the Japanese banking sector is the acquisition of Long Term Credit Bank by Ripplewood, a US private equity boutique, that will further accelerate the introduction of Western banking practices in Japan. Improved capital conditions will allow the banks to benefit from the entry into higher margin businesses (i.e., consumer lending, asset management, etc.) while benefiting from efficiency gains as necessary investments in technology are implemented. Another potential industry driver is the growth in Japan's securitization markets, which could add an additional boost to banks' ROE expansion. The leveraged structure of banks' balance sheets combined with the leveraged structure of Japan's economy will likely result in a volatile path, but we believe that strong performance this year among many banks places the quality sector participants in the early stages of a secular recovery.

Asia excluding Japan

  We continue to have meaningful exposure to stocks domiciled throughout non-Japan Asia. Valuations remain compelling, earnings growth continues to strengthen, and earnings revisions remain on the upside. Although the region will not be immune to any adverse US-driven interest rate movements, we believe the effect will be less than in years past as the region's monetary policies de-link from that of the US. Recovery prospects are increasingly being discounted in parts of Asia; however, opportunities in Malaysia, Thailand, and Taiwan appear to be in the early mid- stages of their respective recoveries. Following a year of economic decline in 1998, the region's economies could register 7-8% growth during 1999 and 2000. The recovery, restructuring, and de-leveraging movement is well on its way in the region. The banking sector remains fragile in many of the region's emerging economies, but we believe that recapitalization efforts combined with falling provisioning levels could underpin favorable performance among industry leaders. Asia's largest country, China, recently made landmark agreements concerning entry into the World Trade Organization, thus providing additional support to Asia's foundation as the massive economy increasingly opens up for trade and continued foreign direct investment (FDI).

  Australia and New Zealand offer attractive investment opportunities as well with both stocks and the respective currencies appearing undervalued. Recovering economies in Asia combined with improving commodity prices provide a favorable backdrop for Australian and New Zealand equities.

Europe

  Following the disappointing inaugural performance of the Euro (down over 14% for the year), European equities posted solid, but not spectacular returns in US dollar terms. Nationalistic government intervention in recent cross-border mergers and acquisition attempts provides evidence that Europe has not yet fully emerged as a single union for the exchange of goods, services, labor and capital. Although progress on this front will take time, the pace at which companies are adopting globally competitive standards varies greatly, presenting both additional risk and opportunities for investors. The global investment community will increasingly scrutinize the European Monetary Union as the European Central Bank pursues a centralized and common monetary policy. A formidable challenge for the ECB is how one institution directs monetary policy for a union in which its constituent economies are at differing stages of their respective economic cycles. Effectively, monetary policy is too tight where it should be tighter. France,

Germany, and Italy, whose economies should register anemic growth during 1999 could greatly benefit from looser monetary policy, but such a policy could further fuel inflationary concerns in the Iberian Peninsula where 1999 growth rates could exceed 3.5-4%. The absence of true labor mobility leaves the market without one of its critical balancing mechanisms. Perhaps these contradicting needs combined with the robust economic conditions in the US explain much of the weakness in the Euro relative to the US dollar during the year. Although Europe is facing many challenges, we are encouraged by prospects for economic recovery in France and Germany, as well as scope for a recovery in the Europe versus the US dollar. Similar to the US, recent performance in European equity markets has been concentrated in a select group of large cap growth stocks. On average, markets appear fairly valued based upon long-term earnings prospects. However, there is a dichotomy within Europe that does present interesting opportunities for investors who look beyond the narrow leadership of 1999. Many cyclicals appear particularly well positioned and the strong momentum behind telecoms could continue. Although the disappointing performance in the financials may continue early into 2000 as interest rate concerns hover over the sector, value is emerging among insurance companies and banks.

  Higher risk/higher reward opportunities exist in Eastern Europe, especially in the Czech Republic, Hungary and Poland, where attractive stock prices combined with leveraged upside participation in a European economic recovery and potential entry into the EU present a unique long-term opportunity. We are also encouraged by the appointment of Vladmir Putin as Acting President of Russia following the surprise year-end resignation of President Yeltsin. We will watch with interest the March 2000 elections and Putin's early pledges to keep Russia on a capitalistic path and to implement a uniform tax policy including enforcement for non-payers.

Latin America

  Following the January 1999 devaluation of the Brazilian Real, Latin American economies began a slow recovery, but stock markets posted strong gains in anticipation of faster growth in 2000. Mexico's economy continues to grow at a moderate rate (est. 3% in 1999), benefiting from the strength of its largest trading partner, the United States. Macro-economic considerations, particularly the direction of commodity prices and US interest rates will have a meaningful impact on the region's performance during the coming year. Although progress is being made, the funding needs of the region's substantial current account deficit will subject capital markets to volatility derived from US interest rates. Complicating matters further is the significant role that commodity experts play in the regional economy. Our optimistic outlook for commodity prices further supports our "overweight" interest in Latin American equities. Upcoming elections in Mexico and Brazil could result in rising near-term volatility, possibly presenting timely opportunities for patient investors.

Key risks to our outlook and that for global equity markets include investors' perceptions towards potentially higher inflation and interest rates, and the degree to which personal consumption and equity markets respond to any correction in highly valued sectors of global markets; i.e., the reverse wealth effect. In addition to these considerations, Japan's and China's economic recovery remains the key for continued recovery in the Asian region, while prospects for synchronized European growth may be illusory, but investment opportunities remain nonetheless. Lest we forget, the Y2K risk seems to have passed without any major incidents globally; in fact, many are questioning whether or not the problem existed to begin with. We are pleased to report normal operations in our firm and we have not heard of any significant events in the operations of the companies in which we invest.

  Following a favorable year and decade for global equity investors, investments opportunities remain abundant as we enter a new millennium. According to a McKinsey study, one-fifth of World output ($6 Trillion of $28 Trillion) is open to global competition in products and services and ownership; but in 30 years as several economies (China and India to name two) and industries (e.g. retail and financial services) open up, four-fifths of the world economy will be global. According to Salomon Smith Barney, 1999 marked the first time that the value of the world's publicly traded stock markets surpassed the world's economic output of $30.1 trillion. According to the Economist, when the Cold War ended 100 million people on the planet owned or had a share in a pension plan. By the end of 2000, there will be over 1 billion shareholders (both direct and indirect via a pension plan) in developed and developing countries demanding companies extol the virtues of shareholder value. We look forward to the opportunity to work with you as these investment opportunities develop in the new millenium. We appreciate the confidence that you have placed in our firm and your ongoing support. Please contact us should you desire elaboration on any of the above topics or if you have any further questions.

                                      For the Hansberger Institutional Series
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                      Charles F. Gulden
                                      Senior Vice President of Research
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                              INTERNATIONAL FUND

Market conditions during the year ended December 31, 1999

  Your HIS International Fund capitalized in the recovery in global markets in 1999 following the turbulent conditions of the previous year. Asian markets during the first half of 1999 reflected growing optimism that an economic recovery was evolving in the region. The first wave of stock appreciation came on the back of rampant monetary easing which governments used to counter the economic meltdown that began in 1997. The hope of an economic recovery in Japan also helped Asian markets to rebound. With Japan operating the region's largest economy, an upturn in the domestic market is expected to spillover to economies throughout Asia. After the euphoric re-rating in the first half of the year, stocks throughout the region generally settled back for the remainder of the year. The Asian market leaders in 1999 were Malaysia 110.2%, Singapore 99.4%, Indonesia 93.5% and Japan 61.8%. The next wave of widespread share appreciation should occur when true economic profits become apparent in earnings improvement.

  Following the disappointing inaugural performance of the Euro (down over 14% for the year), European equities posted solid, but not spectacular returns in US dollar terms. Most of the strength came from the Nordic countries, which are heavily geared towards commodity prices. The developed market leaders for the year were Finland 153.3%, Sweden 80.6% and Canada 54.4%; developed market laggards were Belgium --13.7%, Ireland --12.6% and Portugal--8.5%. Nationalistic government intervention in recent cross-border merger and acquisition attempts provides evidence that Europe has not yet fully emerged as a single union for the exchange of goods, services, labor, and capital. Although Europe is facing many challenges, we are encouraged by prospects for economic recovery in France and Germany, as well as scope for a recovery in the Euro versus the US dollar.

Fund performance during the year ended December 31, 1999

  The Fund's total return for 1999, was 29.35% versus the MSCI EAFE Index return of 27.30% for the same period. The primary factors affecting performance were the Fund's exposure to developing markets and its overweight position in Asia. Your Fund began the year with a 35.5% exposure to the Far East. With market appreciation and additional purchases, that exposure grew to 45.55% by the end of the year. Exposure to commodity-based companies also contributed to the year's outperformance as the sector rebounded on the prospects of continued global demand of these goods.

Market Outlook

  We remain optimistic that similar factors that led to outperformance in 1999 will contribute to respectable performance in 2000. Asian companies remain poised to appreciate as corporate restructuring leads to earnings recovery and stand to benefit further from the spillover effect of Japan's improving domestic conditions. With the Euro depreciation, many European exporters are becoming more competitive on a global basis. A sustained recovery in the European region's largest economies should lead to outperformance in commodity-based and capital goods related stocks. Monetary policy in the US should continue to mute global stock market performance until evidence of earnings growth, despite changes in US interest rates, becomes evident.

  Thank you for your interest and investment in the International Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to serving you with our proven approach to international investing.

                                      For the International Fund Team
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                    [graph]

                  Hansberger International      MSCI EMF
Date                       Fund                  Index
12/31/96                10,000.00              10,000.00
 1/31/97                10,177.87               9,652.33
 2/28/97                10,365.61               9,812.53
 3/31/97                10,247.04               9,850.51
 4/30/97                10,326.09               9,905.15
 5/31/97                10,642.29              10,552.18
 6/30/97                11,086.96              11,136.50
 7/31/97                11,413.04              11,318.93
 8/31/97                10,894.27              10,475.92
 9/30/97                11,353.84              11,065.12
10/31/97                10,375.57              10,217.04
11/30/97                 9,881.49              10,115.26
12/31/97                 9,853.60              10,205.79
 1/31/98                 9,924.05              10,674.93
 2/28/98                10,578.28              11,362.37
 3/31/98                11,111.72              11,714.80
 4/30/98                11,131.85              11,810.19
 5/31/98                10,668.86              11,755.55
 6/30/98                10,064.96              11,847.16
 7/31/98                10,113.20              11,969.90
 8/31/98                 8,314.85              10,489.60
 9/30/98                 8,001.65              10,170.75
10/31/98                 8,870.52              11,233.81
11/30/98                 9,214.02              11,812.12
12/31/98                 9,165.36              12,280.96
 1/31/99                 9,144.92              12,247.48
 2/28/99                 8,828.17              11,958.42
 3/31/99                 9,431.02              12,460.49
 4/30/99                10,657.15              12,968.24
 5/31/99                10,350.62              12,303.23
 6/30/99                11,035.21              12,785.73
 7/31/99                11,132.79              13,168.71
 8/31/99                11,112.31              13,219.75
 9/30/99                10,846.02              13,355.76
10/31/99                11,132.79              13,858.93
11/30/99                11,245.45              14,343.31
12/31/99                11,847.07              15,633.45


This graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 1999

  After a strong finish in 1998, 1999 began with concerns about a potential devaluation in Brazil. The devaluation, would have capped an 18 month period of increased volatility that started in the summer of 1997 with the devaluation of the Thai Baht. The devaluation materialized early in the year and following a brief period of weakness, Emerging Markets shook off its negative effects and posted the best annual returns since 1994. Emerging Markets as a group outperformed most developed markets in 1999. Annual returns of 66.41% easily beat the global indicies 26.8% as well as the developed markets outside the US 27.3%.

  The good performance of Emerging Markets in 1999 had a lot to do with the stronger global economy, which allowed several commodities to recover from the previous year lows. In addition, each of the Asian, Eastern European and Latin American regions showed marked improvements over 1998. Asian economies, particularly South Korea and Malaysia, continued their turnaround and posted much better economic growth numbers than in 1998, showing solid improvements in most macro indicators. Interest rates were for the most part lower than a year earlier, current accounts turned important surplus numbers and currencies were significantly more stable than in the prior year. Similarly, Eastern Europe showed a more stable economic environment, principally Hungary and Poland, which set the stage for their consideration as potential candidates for inclusion into the European Community. As a result, international investors were very active in these markets throughout the year and supported their strong performance. In Latin America, stronger growth numbers coming from Mexico as a result of its increasing integration into the US economy and the incipient recovery in Brazil helped fuel a region-wide rally, as investors picked up quality companies at mostly distressed values.

  In 1999, HGI analysts visited companies whose shares make up the majority of the Fund's holdings, and continued to visit companies whose shares are not currently held in the Fund, in order to identify potential investment ideas. We continue to favor the larger names that offer better liquidity and become aggressive buyers of those that we like during periods of price weakness. The concentration process that started during 1998 continued in 1999, albeit at a lower pace, as we reduced the number of holdings to 89 issues. As such, the average exposure to any one company increased from approximately 1% to approximately 1.12% during the year.

Fund performance during the year ended December 31, 1999

  The Fund's total return was 65.82% for the year ended December 31, 1999 vs. 66.41% for the MSCI Emerging Markets Free Index. Within the asset class, Eastern Europe 81.3% outperformed Asia 67.6% and Latin America 55.5%, with Russia and Turkey showing the best returns at 240% for the year. Only Colombia, Sri Lanka and Morocco posted negative performances. Contrary to last year, the Fund's overweight Asian and European positions helped the relative performance as did the relative underweight stance in Latin America. In terms of our sector exposure, the relative overweight in the Telecom sector in all three regions was a strong driver of performance, as this sector is a key beneficiary of the Internet explosion expected in the upcoming years.

Market Outlook

  The markets have anticipated much of the economic (and earnings) recovery of Emerging Markets; however, there are several important themes going into 2000. The potential convergence of several Eastern European countries will present interesting market opportunities over the next couple of years. China's new WTO presence and the inclusion of Malaysia in the Emerging Markets Index are key issues to consider in Asia, while the expected improvement in the credit rating of Mexico should accelerate its economic integration with the US and lower its cost of capital. Valuations are no longer at distressed levels and in some cases are beginning to appear closer to their global counterparts so selectivity becomes very important. We would expect to see a slight shift in the composition of the portfolio with more emphasis placed in Eastern Europe, Middle East and Africa (EMEA) and Latin America, at the expense of Asia.

Thank you for your interest and investment in the Emerging Markets Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to serving you with our proven approach to emerging markets investing.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chairman & CEO
                                      Hansberger Global Investors, Inc.

                                    [GRAPH]

                   Hansberger Emerging          MSCI EMF
Date                   Markets Fund              Index
12/31/96                10,000.00              10,000.00
 1/31/97                10,375.49              10,682.10
 2/28/97                10,622.53              11,139.56
 3/31/97                10,355.73              10,846.95
 4/30/97                10,375.49              10,866.11
 5/31/97                10,602.77              11,177.10
 6/30/97                11,215.42              11,775.27
 7/31/97                11,946.64              11,951.05
 8/31/97                11,334.05              10,430.29
 9/30/97                11,482.74              10,719.29
10/31/97                 9,753.41               8,960.39
11/30/97                 8,646.64               8,633.44
12/31/97                 8,489.00               8,841.49
 1/31/98                 7,720.00               8,148.05
 2/28/98                 8,578.88               8,998.51
 3/31/98                 8,758.65               9,389.01
 4/30/98                 8,678.75               9,286.73
 5/31/98                 7,570.19               8,014.07
 6/30/98                 6,671.36               7,173.43
 7/31/98                 6,701.32               7,400.87
 8/31/98                 4,753.84               5,260.98
 9/30/98                 4,933.61               5,594.71
10/31/98                 5,552.80               6,183.85
11/30/98                 6,152.03               6,698.15
12/31/98                 5,923.53               6,601.08
 1/31/99                 6,003.71               6,494.57
 2/28/99                 5,793.23               6,557.75
 3/31/99                 6,404.62               7,421.99
 4/30/99                 7,667.51               8,340.25
 5/31/99                 7,627.42               8,291.73
 6/30/99                 8,629.70               9,232.77
 7/31/99                 8,228.79               8,981.96
 8/31/99                 8,098.49               9,063.68
 9/30/99                 7,396.89               8,756.95
10/31/99                 7,687.55               8,943.41
11/30/99                 8,389.16               9,745.31
12/31/99                 9,822.43              10,984.72


This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 International Fund

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks - 95.3%
            Australia - 3.5%
    260,491 Broken Hill Proprietary Co...........................   $  3,417,813
    244,090 National Australia Bank Ltd..........................      3,730,868
    775,000 North Ltd............................................      1,825,156
    690,000 Orica Ltd............................................      3,716,175
                                                                    ------------
                                                                      12,690,012
                                                                    ------------
            Austria - 2.0%
     44,816 Bank Austria AG......................................      2,530,650
     43,000 Boehler-Uddeholm AG..................................      1,985,843
     43,450 VA Technologie AG....................................      2,869,736
                                                                    ------------
                                                                       7,386,229
                                                                    ------------
            Brazil - 2.3%
     55,000 Companhia Vale do Rio Doce S.A ADR...................      1,533,306
    186,500 Embratel Participacoes S.A. ADR......................      5,082,125
     65,000 Unibanco - Uniao de Bancos Brasileiros S.A. GDR......      1,958,125
                                                                    ------------
                                                                       8,573,556
                                                                    ------------
            Canada - 1.7%
    952,000 Methanex Corp. (a)...................................      2,602,713
    269,300 Moore Corp. Ltd......................................      1,632,631
    345,000 Nexfor, Inc..........................................      2,005,814
                                                                    ------------
                                                                       6,241,158
                                                                    ------------
            Chile - 0.5%
     60,000 Genesis Chile Fund PTD Shares........................      1,890,000
                                                                    ------------
            China - 0.4%
    322,000 Shandong Huaneng Power Co., Ltd. ADR.................      1,388,625
                                                                    ------------
            Croatia - 0.6%
    161,000 Pliva d.d. GDR (c)...                                      2,143,007
                                                                    ------------
            Czech Republic - 2.2%
  1,263,500 Ceske Energeticke Zavody A.S. (a)....................      3,127,608
    813,100 Komercni Banka A.S. GDR (a)..........................      4,329,758

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Czech Republic (continued)
     29,695 Zivnobanka-Investicni Fond...........................   $    515,028
                                                                    ------------
                                                                       7,972,394
                                                                    ------------
            Denmark - 0.5%
     26,100 Unidanmark A/S, Class A - Registered.................      1,838,651
                                                                    ------------
            Finland - 1.0%
    345,000 Fortum Oyj...........................................      1,565,462
    319,800 Kemira Oyj...........................................      1,950,944
                                                                    ------------
                                                                       3,516,406
                                                                    ------------
            France - 3.8%
     72,000 Aventis S.A..........................................      4,189,086
     18,209 Banque Nationale de Paris............................      1,681,870
     13,000 Compagnie de Saint Gobain............................      2,447,364
     70,000 Scor.................................................      3,091,598
    136,000 Usinor S.A...........................................      2,557,577
                                                                    ------------
                                                                      13,967,495
                                                                    ------------
            Germany - 2.0%
     81,000 BASF AG..............................................      4,238,999
     37,300 Bilfinger & Berger Bau AG............................        714,617
     47,000 Veba AG..............................................      2,298,532
                                                                    ------------
                                                                       7,252,148
                                                                    ------------
            Greece - 0.6%
     85,000 Hellenic Telecommunications Organization S.A.........      2,023,933
                                                                    ------------
            Hong Kong - 5.2%
    201,000 HSBC Holdings plc....................................      2,818,422
    301,000 Hutchison Whampoa Ltd................................      4,375,506
    834,248 Jardine Matheson Holdings Ltd........................      3,286,937
 14,524,000 Pacific Ports Co., Ltd...............................      2,017,871
  4,700,000 Swire Pacific Ltd., Class B..........................      4,141,635
    712,500 Wing Hang Bank Ltd...................................      2,438,091
                                                                    ------------
                                                                      19,078,462
                                                                    ------------
            Hungary - 0.6%
     60,000 Matav Rt. ADR........................................      2,160,000
                                                                    ------------

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            India - 0.6%
    183,100 Jardine Fleming India Fund...........................   $  2,174,312
                                                                    ------------
            Indonesia - 0.7%
  1,219,000 PT Indostat..........................................      2,721,488
                                                                    ------------
            Ireland - 0.5%
     60,000 Elan Corporation plc ADR (a).........................      1,770,000
                                                                    ------------
            Italy - 1.1%
    295,000 Burgo (Cartiere) S.p.A...............................      1,945,408
    441,000 Societa Assicuratrice Industriale--SAI S.p.A. RNC....      2,196,729
                                                                    ------------
                                                                       4,142,137
                                                                    ------------
            Japan - 20.6%
    135,000 Aoyama Trading Co., Ltd..............................      2,892,008
    680,000 Asahi Chemical Industry Co. Ltd......................      3,492,126
    411,000 Ataka Construction & Engineering.....................      1,306,613
    500,000 Dai-Ichi Kangyo Bank Ltd.............................      4,670,840
    250,000 Daiichi Pharmaceutical Co., Ltd......................      3,250,024
    334,400 Daito Trust Construction Co..........................      3,729,003
    315,000 Daiwa House Industry Co., Ltd........................      2,341,778
    445,000 Daiwa Securities Co., Ltd............................      6,960,335
  1,224,000 Dowa Fire & Marine Insurance Co......................      3,304,549
    525,000 Hitachi Ltd..........................................      8,422,185
    675,000 JGC Corp.............................................      1,637,484
    800,000 Kyudenko Corp........................................      2,817,177
  1,325,000 Marubeni Corp........................................      5,560,256
    184,000 Marui Co., Ltd. .....................................      2,746,591
  1,055,000 Nippon Fire & Marine Insurance Co....................      3,147,559
    662,000 Nishimatsu Construction Co., Ltd.....................      2,654,994
        175 NTT Mobile Communications Network, Inc...............      6,727,477

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Japan (continued)
    129,000 Sankyo Co., Ltd......................................   $  2,649,907
    753,000 Sumitomo Trust & Banking Co. Ltd.....................      5,082,363
    500,000 Toyo Trust & Banking.................................      2,054,192
                                                                    ------------
                                                                      75,447,461
                                                                    ------------
            Korea - 1.9%
    188,000 Hyundai Electronics Industries Co....................      3,990,137
     26,500 Pohang Iron & Steel Co., Ltd. (b)....................      3,150,594
                                                                    ------------
                                                                       7,140,731
                                                                    ------------
            Malaysia - 2.6%
  1,500,000 Malakoff Bhd.........................................      3,947,316
  1,525,000 Malayan Banking Bhd..................................      5,417,692
                                                                    ------------
                                                                       9,365,008
                                                                    ------------
            Mexico - 1.4%
     47,000 Telefonos de Mexico S.A., Class L, ADR...............      5,287,500
                                                                    ------------
            Netherlands - 3.7%
     51,800 Ballast Nedam N.V....................................      1,138,668
    402,800 EVC International N.V................................      5,523,817
     52,000 KPN N.V..............................................      5,080,870
     76,475 Vopak N.V. (a).......................................      1,819,879
                                                                    ------------
                                                                      13,563,234
                                                                    ------------
            New Zealand - 2.7%
  2,237,000 Air New Zealand Ltd., Class B........................      3,272,723
  2,686,663 Carter Holt Harvey Ltd...............................      3,509,446
  1,264,900 Fletcher Challenge Energy............................      3,304,544
                                                                    ------------
                                                                      10,086,713
                                                                    ------------
            Norway - 1.6%
    129,700 Bergesen d.y. ASA, Class B...........................      2,221,252
    151,400 Odfjell ASA..........................................      1,892,618
     80,000 Sparebanken NOR......................................      1,860,116
                                                                    ------------
                                                                       5,973,986
                                                                    ------------
            Peru - 0.6%
    140,000 Southern Peru Copper Corp............................      2,161,250
                                                                    ------------

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Common Stocks (continued)
            Philippines - 1.2%
    123,000 Philippine Long Distance Telephone Company..........   $  3,128,412
    538,600 Philippine National Bank (a)........................      1,269,652
                                                                   ------------
                                                                      4,398,064
                                                                   ------------
            Poland - 0.4%
     26,337 BRE Bank S.A........................................        834,377
     80,000 Telekomunikacja Polska S.A. GDR (c).................        520,000
                                                                   ------------
                                                                      1,354,377
                                                                   ------------
            Portugal - 1.2%
    400,000 Portugal Telecom....................................      4,392,369
                                                                   ------------
            Russia - 1.2%
     29,500 LUKoil Holdings ADR.................................      1,534,000
    171,600 Rostelecom ADR (a)..................................      2,895,750
                                                                   ------------
                                                                      4,429,750
                                                                   ------------
            Singapore - 2.3%
    650,000 City Developments Ltd...............................      3,805,164
    519,872 United Overseas Bank Ltd............................      4,588,483
                                                                   ------------
                                                                      8,393,647
                                                                   ------------
            Slovakia - 0.4%
     28,200 Nafta Gbely A.S. (b)...                                     242,604
    256,500 Slovakofarma A.S. GDR (c)...                                686,137
    202,010 Vychodoslovenske Zeleziarne (VSZ) A.S. (b)...               691,314
                                                                   ------------
                                                                      1,620,055
                                                                   ------------
            Slovenia - 0.6%
    195,000 SKB Banka GDR                                 (c)...      2,193,750
                                                                   ------------
            South Africa - 2.2%
     73,752 AngloGold Ltd.......................................      3,796,729
  1,033,400 Standard Bank Investment Corp., Ltd.................      4,293,231
                                                                   ------------
                                                                      8,089,960
                                                                   ------------
            Spain - 4.1%
     75,000 Catalina Occidente S.A..............................      1,206,238
    259,000 Iberdrola S.A.......................................      3,593,595

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Spain (continued)
    205,000 Repsol S.A..........................................   $  4,758,500
    221,320 Telefonica S.A. ....................................      5,534,562
                                                                   ------------
                                                                     15,092,895
                                                                   ------------
            Sweden - 2.5%
     51,177 ABB Ltd. (a)........................................      6,250,212
    174,500 Assidoman AB........................................      2,846,337
                                                                   ------------
                                                                      9,096,549
                                                                   ------------
            Switzerland - 1.7%
      5,500 Schweizerische Lebensversicherungs-und
             Rentenanstalt......................................      3,196,670
     11,400 UBS AG..............................................      3,080,113
                                                                   ------------
                                                                      6,276,783
                                                                   ------------
            Taiwan - 0.6%
    245,000 R.O.C. Taiwan
             Fund (a)...........................................      2,067,187
                                                                   ------------
            Thailand - 2.1%
  2,065,100 Bangkok Bank Public Co., Ltd. (a)...................      5,208,669
        256 Thai International Fund IDR.........................      2,592,000
                                                                   ------------
                                                                      7,800,669
                                                                   ------------
            United Kingdom - 9.9%
     99,603 AstraZeneca Group plc...............................      4,222,951
    315,000 British Airways plc.................................      2,055,365
    302,274 Cable & Wireless plc................................      5,121,220
    395,000 Corus Group plc.....................................      1,027,117
    435,000 Enterprise Oil plc..................................      2,950,772
    532,769 J Sainsbury plc.....................................      3,005,194
    153,825 National Westminster Bank plc.......................      3,304,271
    555,000 Nycomed Amersham plc................................      3,455,529
    414,000 PowerGen plc........................................      2,975,483
  1,263,559 Rolls-Royce plc.....................................      4,367,233
    493,718 Royal & Sun Alliance Insurance Group plc............      3,759,740
                                                                   ------------
                                                                     36,244,875
                                                                   ------------
            Total -- Common Stocks
             (Cost $310,352,849)................................    349,406,826
                                                                   ------------

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

    Face                                                             Value
   Amount                                                          (Note A1)
-------------------------------------------------------------------------------
             Convertible Bond - 0.9%
             Singapore - 0.9%
 $18,000,000 Asia Pulp & Paper Finance VI Zero Coupon, 11/18/12
              (Cost $3,206,051)................................   $  3,223,800
                                                                  ------------
             U.S. Government Obligations - 3.9%
             U.S. Treasury Bill - 3.9%
  14,271,000 03/16/2000, 5.13% (Cost $14,115,801)..............     14,122,839
                                                                  ------------
             Total Investments
              -- 100.1%
              (Cost $327,674,701)..............................    366,753,465
             Other Assets and Liabilities (Net) -- (0.1)%......       (238,010)
                                                                  ------------
             NET ASSETS --  100%...............................   $366,515,455
                                                                  ============

(a) Non-income producing securities
(b) Fair valued securities - See Note A1. Total Market value of fair valued securities owned at December 31, 1999 was $4,084,512 or 1.1% of net assets.
(c) 144A Security - Certain conditions for public sale may exist.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                             Sector Diversification

                                     % of
                                     Net
                                    Assets  Market Value
---------------------------------------------------------
Finance                              27.6   $101,288,518
Materials                            21.3     77,994,334
Services                             12.2     44,741,054
Capital Equipment                     9.7     35,497,688
Energy                                8.7     31,891,579
Diversified Operations                5.7     20,782,148
Government Obligations                3.9     14,122,839
Raw/Intermediate Materials            3.7     13,658,427
Consumer Goods                        2.8     10,138,282
Capital Goods                         1.9      7,026,574
Technology                            1.1      3,990,137
Gold Mines                            1.0      3,796,729
Consumer Cyclical                     0.5      1,825,156
                                    -----   ------------
 Total Investments                  100.1    366,753,465
Other Assets and Liabilities (Net)   (0.1)      (238,010)
                                    -----   ------------
 Net Assets                         100.0   $366,515,455
                                    =====   ============

 Emerging Markets Fund

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks - 99.5%
            Argentina - 1.0%
    100,000 Telecom Argentina S.A. ADR...........................   $  3,425,000
                                                                    ------------
            Brazil - 10.6%
    100,000 Brasil Distribuicao Pao de Acucar ADR................      3,231,250
    176,900 Companhia Vale do Rio Doce S.A ADR...................      4,931,671
    265,000 Embratel Participacoes S.A. ADR......................      7,221,250
    241,600 Petroleo Brasileiro S.A. ADR.........................      6,196,557
    171,000 Tele Sudeste Celular Participacoes S.A. ADR..........      6,636,938
     34,050 Telebras HOLDRs ADR..................................      4,375,425
    850,000 Usiminas S.A. Pfd. A Shares..........................      4,611,126
                                                                    ------------
                                                                      37,204,217
                                                                    ------------
            Chile - 1.0%
    185,948 Cia. de Telecomunicaciones de Chile S.A. ADR.........      3,393,551
                                                                    ------------
            China - 2.2%
    317,000 Huaneng Power International, Inc. ADR................      3,348,312
 27,634,000 Shanghai Petrochemical Co. Ltd., Class H.............      4,336,976
                                                                    ------------
                                                                       7,685,288
                                                                    ------------
            Croatia - 1.3%
    343,000 Pliva d.d. GDR (c)...................................      4,565,536
                                                                    ------------
            Czech Republic - 0.7%
    454,999 Komercni Banka A.S. GDR..............................      2,422,870
                                                                    ------------
            Greece - 1.0%
    146,666 Hellenic Telecommunications Organization S.A.........      3,492,261
                                                                    ------------
            Hong Kong - 6.8%
    326,400 HSBC Holdings plc....................................      4,576,780
    378,000 Hutchison Whampoa Ltd................................      5,494,822

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Hong Kong (continued)
    901,000 SmarTone Telecommunications Holdings Ltd. ...........   $  4,346,498
    329,500 Swire Pacific Ltd., Class A..........................      1,945,591
  1,423,000 Varitronix International Ltd.........................      3,276,735
  1,209,000 Wing Hang Bank Ltd...................................      4,137,055
                                                                    ------------
                                                                      23,777,481
                                                                    ------------
            Hungary - 4.7%
    141,600 BorsodChem Rt........................................      5,720,079
    157,800 EGIS Rt..............................................      6,255,755
    130,000 Matav Rt. ADR........................................      4,680,000
                                                                    ------------
                                                                      16,655,834
                                                                    ------------
            India - 3.0%
    365,000 Bajaj Auto Ltd. GDR (a)(c)...........................      3,467,500
    126,000 BSES Ltd. GDR (c)....................................      1,608,075
    490,000 Mahanagar Telephone Nigam Ltd. GDR (c)...............      5,512,500
                                                                    ------------
                                                                      10,588,075
                                                                    ------------
            Indonesia - 4.2%
    192,200 Asia Pulp & Paper Co. Ltd. ADR.......................      1,513,575
  2,400,000 PT Indofood Sukses Makmur Tbk. ......................      3,005,367
    191,600 PT Indosat ADR.......................................      4,143,350
  4,000,000 PT Ramayana Lestari Sentosa Tbk......................      3,377,460
  1,681,000 PT Semen Gresik (Persero) Tbk. ......................      2,664,340
                                                                    ------------
                                                                      14,704,092
                                                                    ------------
            Israel - 3.5%
    152,000 ECI Telecom Ltd......................................      4,807,000
    150,000 Koor Industries Ltd. ADR.............................      3,000,000
     63,800 Teva Pharmaceutical Industries Ltd.  ADR.............      4,561,700
                                                                    ------------
                                                                      12,368,700
                                                                    ------------
            Korea - 12.8%
    465,000 Hanwha Chemical Corp. ...............................      4,091,017
    250,000 Hyundai Electronics Industries Co....................      5,306,033
    189,250 Kookmin Bank GDR (c).................................      2,748,856

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Korea (continued)
    122,000 Korea Electric Power Corp. ...........................  $  3,781,946
     66,000 Korea Telecom Corp. ..................................    10,404,227
     23,342 Samsung Electronics Co. ..............................     5,468,051
     50,000 Samsung Fire & Marine Insurance.......................     1,594,012
      1,618 SK Telecom Co., Ltd...................................     5,799,436
    149,134 SK Telecom Co., Ltd. ADR..............................     5,723,006
                                                                    ------------
                                                                      44,916,584
                                                                    ------------
            Malaysia - 7.3%
  1,300,000 Commerce Asset-Holding Bhd. ..........................     3,335,482
  1,150,000 Malakoff Bhd..........................................     3,026,276
  1,090,000 Malayan Banking Bhd. .................................     3,872,317
  1,600,000 Perusahaan Otomobil Nasional Bhd......................     3,115,749
  1,605,000 Road Builder (M) Holdings Bhd.........................     2,344,114
  1,530,000 Road Builder (M) Holdings Bhd.--Class A...............     2,133,919
  7,500,000 Technology Resources Industries Bhd...................     4,638,097
    800,000 Telekom Malaysia Bhd. ................................     3,094,696
                                                                    ------------
                                                                      25,560,650
                                                                    ------------
            Mexico - 8.3%
    173,130 Cemex S.A. ADR (a)....................................     4,825,999
    192,000 Cifra S.A. de C.V. ADR, V shares (a)..................     3,848,083
  1,200,000 Grupo Financiero Banamex Accival S.A. (a).............     4,810,127
    958,000 Grupo Mexico S.A., Series B...........................     4,744,525
    170,500 Panamerican Beverages, Inc............................     3,505,906
     33,700 Telefonos de Mexico S.A., Class L, ADR................     3,791,250
    259,000 Tubos de Acero de Mexico S.A. ADR.....................     3,512,687
                                                                    ------------
                                                                      29,038,577
                                                                    ------------
            Peru - 1.8%
    284,000 Credicorp Ltd. .......................................     3,408,000
    190,000 Southern Peru Copper Corp. ...........................     2,933,125
                                                                    ------------
                                                                       6,341,125
                                                                    ------------

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------

            Philippines - 3.4%
 33,460,000 Digital Telecommunications Philippines., Inc.
             (Digitel)..........................................  $  1,162,382
    449,460 Metropolitan Bank & Trust Co........................     3,234,328
    200,000 Philippine Long Distance Telephone Company..........     5,086,849
    991,980 Philippine National Bank (a)........................     2,338,414
                                                                  ------------
                                                                    11,821,973
                                                                  ------------
            Poland - 4.0%
     68,200 BRE Bank S.A........................................     2,160,629
    496,250 Budimex S.A.........................................     3,420,344
    561,300 Telekomunikacja Polska S.A. GDR (c).................     3,674,214
    345,284 Zaclady Metali Lekkich Kety (a).....................     4,609,353
                                                                  ------------
                                                                    13,864,540
                                                                  ------------
            Russia - 6.8%
     48,000 Gorkovsky Auto Plant (a)............................     1,680,000
 13,700,000 Irkutskenergo.......................................     1,116,550
    105,000 LUKoil Holdings ADR.................................     5,460,000
    575,970 Rostelecom ADR (a)..................................     9,719,435
    344,800 Surgutneftegaz ADR..................................     5,861,600
                                                                  ------------
                                                                    23,837,585
                                                                  ------------
            Singapore - 3.2%
    410,000 City Developments Ltd...............................     2,400,180
    302,380 DBS Group Holdings Ltd..............................     4,956,454
    427,680 United Overseas Bank Ltd............................     3,774,780
                                                                  ------------
                                                                    11,131,414
                                                                  ------------
            Slovakia - 1.9%
      9,500 Nafta Gbely A.S. (b)................................        81,728
     13,000 SES A.S. (a)(b).....................................        33,984
  1,224,000 Slovakofarma A.S. GDR (c)...........................     3,274,200
    186,340 Slovnaft A.S. (a)...................................     2,657,034
    169,496 Vychodoslovenske Zeleziarne (VSZ) A.S. (b)..........       580,045
                                                                  ------------
                                                                     6,626,991
                                                                  ------------

 Portfolio of Investments
 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            South Africa - 3.4%
     44,000 AngloGold Ltd. .......................................  $  2,265,106
    275,000 Edgars Consolidated Stores............................     3,514,634
  1,400,000 Old Mutual plc (a)....................................     3,810,000
    550,300 Standard Bank Investment Corp., Ltd. .................     2,286,206
                                                                    ------------
                                                                      11,875,946
                                                                    ------------
            Thailand - 6.0%
    390,000 Advanced Info Service Public Co., Ltd. ...............     6,544,006
  1,434,300 Bangkok Bank Public Co., Ltd. (a).....................     3,617,642
  8,700,000 Bank of Ayudhya Public Co., Ltd. .....................     3,695,739
  3,240,000 Land & House Public Co., Ltd. ........................     3,075,269
  2,442,200 Thai Farmer's Bank Public Co., Ltd. ..................     4,084,922
                                                                    ------------
                                                                      21,017,578
                                                                    ------------
            Venezuela - 0.6%
    739,500 Mavesa, S.A. ADR......................................     2,264,719
                                                                    ------------
            Total -- Common Stocks (Cost $241,876,044)............   348,580,587
                                                                    ------------
   No. of
   Rights
            Rights - 0.0% ........................................
            Korea - 0.0%
     10,225 Samsung Fire & Marine Insurance, expiring 1/27/00 (a)
             (Cost $0)............................................        16,758
                                                                    ------------
            Total -- Rights
             (Cost $0)............................................        16,758
                                                                    ------------
   No. of
  Warrants
            Warrants - 0.0% ......................................
            Indonesia - 0.0%
     37,000 Asia Pulp & Paper Co. Ltd. expiring 7/27/00 (a).......        34,687
            Mexico - 0.0%
     10,820 Cemex S.A., expiring 12/13/02 (a).....................        44,971
                                                                    ------------
                                                                          79,658
                                                                    ------------

                                                                       Value
                                                                     (Note A1)
--------------------------------------------------------------------------------

            Total -- Warrants
            (Cost $18,935)........................................        79,658
                                                                ---
    Face
   Amount                                                              Value
   (000)                                                             (Note A1)
--------------------------------------------------------------------------------
            U.S. Government Obligations - 0.4%
            U.S. Treasury Bill - 0.4%
 $1,322,000 03/16/2000, 5.13% (Cost $1,307,701)..............       $  1,308,356
                                                                --- ------------
            TOTAL INVESTMENTS -- 99.9%
            (Cost $243,202,680)...................................   349,985,359
            Other Assets and Liabilities (Net) -- 0.1%............       220,710
                                                                --- ------------
            NET ASSETS --  100%...................................  $350,206,069
                                                                === ============

(a) Non-income producing securities
(b) Fair valued securities - See Note A1. Total Market value of fair valued securities owned at December 31, 1999 was $695,757 or 0.2% of net assets.
(c) 144A Security - Certain conditions for public sale may exist.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                             Sector Diversification

                                     % of
                                     Net      Market
                                    Assets    Value
-------------------------------------------------------
Services                             29.9  $104,884,517
Financial                            18.5    64,651,863
Materials                            12.4    43,510,145
Consumer Goods                        9.6    33,461,288
Capital Equipment                     9.0    31,623,016
Energy                                7.5    26,329,856
Raw/Intermediate Materials            3.6    12,733,750
Diversified Operations                3.0    10,440,413
Capital Goods                         2.5     8,776,204
Consumer Cyclical                     2.0     6,959,918
Technology                            1.5     5,306,033
Government Obligations                0.4     1,308,356
                                    -----  ------------
 Total Investments                   99.9   349,985,359
Other Assets and Liabilities (Net)    0.1       220,710
                                    -----  ------------
 Net Assets                         100.0  $350,206,069
                                    =====  ============

 Statements of Assets and Liabilities

 December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                   Emerging
                                                  International    Markets
                                                      Fund           Fund
                                                  -------------  ------------
ASSETS:
Investments, at Cost -- see accompanying
 portfolios...................................... $327,674,701   $243,202,680
                                                  ============   ============
Investments, at Value (Note A1).................. $366,753,465   $349,985,359
Cash.............................................           --        393,105
Dividends Receivable.............................      245,063        210,934
Receivable for Investments Sold..................      830,866         33,404
Receivable for Fund Shares Sold..................       15,315          6,671
Deferred Organization Costs (Note A5)............       20,164         25,256
Other Assets.....................................           --          1,016
                                                  ------------   ------------
 Total Assets....................................  367,864,873    350,655,745
                                                  ------------   ------------
LIABILITIES:
Payable for Investments Purchased................      538,445             --
Overdraft Payable................................      247,323             --
Distributions Payable............................      204,002             --
Net Unrealized Loss on Forward Currency Exchange
 Contracts (Note A3).............................          158             --
Investment Advisory Fees Payable (Note B)........      226,605        273,248
Administration Fees Payable......................       37,903         33,676
Custodian Fees Payable...........................       67,536         93,572
Professional Fees Payable........................       20,772         21,366
Accrued Expenses and Other Liabilities...........        6,674         27,814
                                                  ------------   ------------
 Total Liabilities...............................    1,349,418        449,676
                                                  ------------   ------------
Net Assets....................................... $366,515,455   $350,206,069
                                                  ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital.................................. $327,317,465   $259,938,341
Undistributed Net Investment Income (Loss).......      570,503       (104,650)
Accumulated Net Realized Loss....................     (444,612)   (16,446,388)
Unrealized Appreciation of Investments and
 Foreign Currency Translations...................   39,072,099    106,818,766
                                                  ------------   ------------
Net Assets....................................... $366,515,455   $350,206,069
                                                  ============   ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value).........   31,901,831     35,725,169
                                                  ============   ============
Net Asset Value Per Share........................ $      11.49   $       9.80
                                                  ============   ============

 Statements of Operations

 Year Ended December 31, 1999

The accompanying notes are an integral part of the financial statements.

                                                                   Emerging
                                                   International   Markets
                                                       Fund          Fund
                                                   ------------- ------------
Investment Income:
Dividends.........................................  $ 7,693,541  $  3,741,369
Interest..........................................      539,617       438,448
 Less: Foreign Taxes Withheld.....................     (784,624)     (153,044)
                                                    -----------  ------------
 Total Income.....................................    7,448,534     4,026,773
                                                    -----------  ------------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees.......................................    2,415,280     2,458,343
 Less: Fees Waived................................      (89,819)     (286,342)
                                                    -----------  ------------
Investment Advisory Fees--Net.....................    2,325,461     2,172,001
Administration Fees...............................      398,289       305,537
Custodian Fees....................................      375,616       478,171
Professional Fees.................................       49,713        48,955
Registration and Filing Fees......................       27,168        39,582
Shareholder Reports...............................       14,459        14,718
Trustees' Fees and Expenses (Note E)..............        8,160         6,767
Amortization of Organization Costs (Note A5)......       10,024         4,957
Miscellaneous Expenses............................       16,056         2,715
                                                    -----------  ------------
Net Expenses......................................    3,224,946     3,073,403
                                                    -----------  ------------
Net Investment Income.............................    4,223,588       953,370
                                                    -----------  ------------
Net Realized Gain (Loss):
Security Transactions.............................   16,417,081     9,832,566
Foreign Currency Transactions.....................   (1,004,288)   (1,683,911)
                                                    -----------  ------------
 Net Realized Gain................................   15,412,793     8,148,655
                                                    -----------  ------------
Net Unrealized Appreciation (Depreciation) on:
Investments.......................................   62,917,679   113,466,748
Foreign Currency Translations.....................       (6,660)       34,659
                                                    -----------  ------------
 Net Unrealized Appreciation during the period....   62,911,019   113,501,407
                                                    -----------  ------------
Net Realized Gain and Unrealized Appreciation
 (Depreciation)...................................   78,323,812   121,650,062
                                                    -----------  ------------
Net Increase in Net Assets Resulting from
 Operations.......................................  $82,547,400  $122,603,432
                                                    ===========  ============

 Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.


                                                   International Fund
                                           -----------------------------------
                                              Year Ended        Year Ended
                                           December 31, 1999 December 31, 1998
                                           ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.....................   $  4,223,588      $  4,317,254
Net Realized Gain (Loss)..................     15,412,793       (16,984,953)
Net Unrealized Appreciation
 (Depreciation)...........................     62,911,019        (2,947,731)
                                             ------------      ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations................     82,547,400       (15,615,430)
                                             ------------      ------------
Distributions:
Net Investment Income.....................     (3,437,712)       (3,409,988)
Capital Gains.............................             --          (870,351)
                                             ------------      ------------
 Total Distributions......................     (3,437,712)       (4,280,339)
                                             ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold.................     27,232,804       122,323,434
Net Asset Value on Reinvestment of
 Distributions............................      3,015,004         3,944,493
Cost of Shares Redeemed...................    (23,566,302)      (12,751,236)
Transaction Fees..........................        231,583           312,901
                                             ------------      ------------
Increase in Net Assets from Capital Share
 Transactions.............................      6,913,089       113,829,592
                                             ------------      ------------
Net Increase in Net Assets................     86,022,777        93,933,823
Net Assets:
 Beginning of Year........................    280,492,678       186,558,855
                                             ------------      ------------
 End of Year..............................   $366,515,455      $280,492,678
                                             ============      ============
Undistributed Net Investment Income
 Included in End of Year Net Assets.......   $    570,503      $    484,164
                                             ============      ============

 Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                                     Emerging Markets Fund
                                              -----------------------------------
                                                 Year Ended        Year Ended
                                              December 31, 1999 December 31, 1998
                                              ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.......................    $    953,370      $    892,127
Net Realized Gain (Loss)....................       8,148,655       (26,273,246)
Net Unrealized Appreciation (Depreciation)..     113,501,407         2,773,758
                                                ------------      ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..................     122,603,432       (22,607,361)
                                                ------------      ------------
Distributions:
Net Investment Income.......................              --          (428,686)
In Excess of Net Investment Income..........              --          (109,068)
                                                ------------      ------------
 Total Distributions........................              --          (537,754)
                                                ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold...................      91,845,766       134,663,958
Net Asset Value on Reinvestment of
 Distributions..............................              --           493,293
Cost of Shares Redeemed.....................      (7,810,657)       (7,386,982)
Transaction Fees............................         896,795         1,325,368
                                                ------------      ------------
Increase in Net Assets from Capital Share
 Transactions...............................      84,931,904       129,095,637
                                                ------------      ------------
Net Increase in Net Assets..................     207,535,336       105,950,522
Net Assets:
 Beginning of Year..........................     142,670,733        36,720,211
                                                ------------      ------------
 End of Year................................    $350,206,069      $142,670,733
                                                ============      ============
Overdistributed/Distributions in Excess of
 Net Investment Income
 Included in End of Year Net Assets.........    $   (104,650)     $   (109,068)
                                                ============      ============

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                     International Fund
                          -------------------------------------------------------------------------
                             Year Ended        Year Ended        Year Ended        Period Ended
                          December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   8.97          $   9.79          $  10.12            $10.12
Income from Investment
 Operations:
Net Investment Income...          0.13              0.14              0.10                --
Net Realized and
 Unrealized Gain
 (Loss).................          2.50             (0.81)            (0.25)               --
                              --------          --------          --------            ------
 Total from Investment
  Operations............          2.63             (0.67)            (0.15)               --
                              --------          --------          --------            ------
Less Distributions from:
Net Investment Income...         (0.11)            (0.11)            (0.08)               --
In Excess of Net
 Investment Income......            --                --                -- ++             --
Capital Gains...........            --             (0.04)            (0.10)               --
                              --------          --------          --------            ------
 Total Distributions....        (0.11)             (0.15)            (0.18)               --
                              --------          --------          --------            ------
Net Asset Value, End of
 Period.................      $  11.49          $   8.97          $   9.79            $10.12
                              ========          ========          ========            ======
Total Return............         29.35 %          (6.96) %          (1.46) %            0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in Thousands)..      $366,515          $280,493          $186,559            $4,296
Ratio of Expenses to
 Average Net Assets(1)..          1.00 %            1.00 %            1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          1.31 %            1.82 %            1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            51 %              32 %              14 %               0 %
--------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.03 %            1.10 %            1.29 %           77.13 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          1.28 %            1.72 %            1.55 %          (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                    Emerging Markets Fund
                          -------------------------------------------------------------------------
                             Year Ended        Year Ended        Year Ended        Period Ended
                          December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   5.91          $   8.50           $ 10.12            $10.12
                              --------          --------           -------            ------
Income from Investment
 Operations:
Net Investment Income...          0.03              0.04              0.05                --
Net Realized and
 Unrealized Gain
 (Loss).................          3.86             (2.61)            (1.58)               --
                              --------          --------           -------            ------
 Total from Investment
  Operations............          3.89             (2.57)            (1.53)               --
                              --------          --------           -------            ------
Less Distributions from:
Net Investment Income...            --             (0.02)            (0.07)               --
In Excess of Net
 Investment Income......            --                -- ++             --                --
Capital Gains...........            --                --             (0.02)               --
                              --------          --------           -------            ------
 Total Distributions....            --             (0.02)            (0.09)               --
                              --------          --------           -------            ------
Net Asset Value, End of
 Period.................      $   9.80          $   5.91           $  8.50            $10.12
                              ========          ========           =======            ======
Total Return............         65.82 %          (30.20)%          (15.11)%            0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in Thousands)..      $350,206          $142,671           $36,720            $5,233
Ratio of Expenses to
 Average Net Assets(1)..          1.25 %            1.25 %            1.50 %            1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          0.39 %            1.08 %            1.12 %            2.87 %**
Portfolio Turnover
 Rate...................            43 %              44 %              15 %               0 %
--------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.36 %            1.68 %            2.18 %           65.28 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          0.28 %            0.65 %            0.44 %          (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
+ The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Notes to Financial Statements

 December 31, 1999

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Trust was comprised of two separate active, diversified portfolios (individually re-ferred to as a "Fund", collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including re-stricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the ac-tual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-mar-ket daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar. The International Fund's gross forward currency exchange contracts receivable and payable were $538,445 and $538,603, re-spectively, resulting in a net payable of $158 as of December 31, 1999.

 4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. Organizational Costs: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. At December 31, 1999, the International Fund reclassified $699,537 and $9,742 from un-distributed net investment income and paid in capital, respectively, to ac-cumulated net realized gains. The Emerging Markets Fund reclassified $948,952 and $734,959 from undistributed net investment income and paid in capital, respectively, to accumulated net realized gains. These reclassifi-cations have no impact on the Funds financial statements and are designed to present each Fund's capital accounts on a tax basis.

 Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger Group, Inc., (the "Adviser") provides each Fund with investment ad-visory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Ad-viser has voluntarily agreed to reduce advisory fees payable to it and to re-imburse the

Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Fund and 1.25% for the Emerging Markets Fund. The Advis-er, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or af-filiated person, an annual fee plus travel and other expenses incurred in at-tending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the year ended December 31, 1999, include legal fees paid to Mor-gan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the year ended December 31, 1999, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                    Purchases      Sales
----                                                   ------------ ------------
International Fund.................................... $160,122,813 $163,077,722
Emerging Markets Fund.................................  192,334,418  101,871,320

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 1999.

During the year ended December 31, 1999, the Funds paid brokerage commissions to J.M. Sassoon and Salomon Smith Barney, affiliated broker/dealers of the Ad-viser, as follows:

Fund                                           J.M. Sassoon Salomon Smith Barney
----                                           ------------ --------------------
International.................................    $   --          $14,656
Emerging Markets..............................    17,779           29,469

G. Capital Share Transactions: Transactions in fund shares for the periods in-dicated below:

                                    International Fund   Emerging Markets Fund
                                   --------------------- ---------------------
                                      Year       Year       Year       Year
                                     Ended      Ended      Ended      Ended
                                    12/31/99   12/31/98   12/31/99   12/31/98
                                   ---------- ---------- ---------- ----------
Shares sold.......................  2,674,774 13,156,398 12,635,405 20,995,902
Shares issued on reinvestment of
 distributions....................    268,494    427,557         --     84,036
Shares repurchased................  2,303,890  1,372,479  1,045,466  1,264,492
                                   ---------- ---------- ---------- ----------
Increase (decrease)...............    639,378 12,211,476 11,589,939 19,815,446
Fund shares:
Beginning of year................. 31,262,453 19,050,977 24,135,230  4,319,784
                                   ---------- ---------- ---------- ----------
End of year....................... 31,901,831 31,262,453 35,725,169 24,135,230
                                   ========== ========== ========== ==========

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The trans-action fee is 0.50% for the International Fund and 1.00% for the Emerging Mar-kets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with ex-changes from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Other: At December 31, 1999, cost, unrealized appreciation, unrealized (de-preciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                       Net
                                                                    Unrealized
                                       Unrealized    Unrealized    Appreciation
Fund                         Cost     Appreciation (Depreciation) (Depreciation)
----                     ------------ ------------ -------------- --------------
International Fund...... $328,289,396 $74,349,873   $(35,885,804)  $38,464,069
Emerging Markets Fund...  243,203,164 117,919,288    (11,137,093)  106,782,195

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 1999, the International Fund and the Emerging Markets Fund had a capital loss carryforward of $394,999 and $16,445,903, respectively, to off-set fu- ture capital gains which will expire December 31, 2006.

 Report of Independent Public Accountants

To the Shareholders and Trustees of Hansberger Institutional Series:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hansberger Institutional Series, a Massachusetts Business Trust (comprising, respectively, the International Fund and the Emerging Markets Fund) as of December 31, 1999 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hansberger Institutional Series as of December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Boston, Massachusetts
February 4, 2000

 Federal Income Tax Information (Unaudited):

  For the year ended December 31, 1999, the Funds expect to pass through to shareholders foreign tax credits of approximately $784,624 for the International Fund. In addition, for the year ended December 31, 1999, gross income derived from sources within foreign countries amounted to $7,693,541 for the International Fund.